UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2022 (April 1, 2022)

Prudential Annuities Life Assurance Corporation

(Exact name of registrant as specified in its charter)

Arizona	033-44202	06-1241288
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Corporate Drive Shelton, CT	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 981-8801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on April 1, 2022 of the transactions contemplated by the Stock Purchase Agreement, dated as of September 15, 2021 (as amended on October 20, 2021 and March 31, 2022, the “Stock Purchase Agreement”) by and between Prudential Annuities, Inc. (“Prudential”), a Delaware corporation, and Fortitude Group Holdings, LLC (“Fortitude Holdings”), a Delaware limited liability company and a subsidiary of FGH Parent, L.P. (together with its subsidiaries “Fortitude Re”), pursuant to which Fortitude Holdings agreed to purchase from Prudential 100% of the issued and outstanding shares of capital stock (the “Shares”) of Prudential Annuities Life Assurance Corporation, an Arizona domestic life insurance company (“PALAC” or the “Company”), including all of the business of PALAC (the “Business”) other than (a) any business issued by PALAC that constitutes a “Policy” held by a “New York Policyholder” within the meaning of PALAC’s Regulation 109 of the New York Insurance Department Plan, dated as of December 31, 2015 (the “109 Plan”), that is subject to the requirements therein and has been ceded to Prudential Insurance Company of America, an insurance company domiciled in New Jersey (“PICA”) pursuant to the Service and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Certain Annuity Contracts, effective as of December 31, 2015, by and between PALAC, as cedant, and PICA, as reinsurer (the “New York Excluded Business”) and (b) Prudential’s business of issuing, underwriting, marketing, selling, administering and distributing the “Prudential FlexGuard”, “Prudential FlexGuard Income,” “Prudential Fixed Annuity with Daily Advantage Income Benefit,” “Prudential Fixed Annuity with Daily Advantage Income Select Benefit,” “Prudential SurePath,” “Prudential SurePath Income,” “PruSecure,” “PruSecure Advisor” and “PruSecure Select” products issued by PALAC and ceded to Pruco Life Insurance Company, an Arizona domiciled insurance company (“PLAZ”) pursuant to the Excluded Business Reinsurance Agreement, effective as of December 1, 2021 described below in Item 1.01 (the “Excluded Business”).

Item 1.01.	Entry into a Material Definitive Agreement.

Excluded Business Reinsurance Agreement

On December 27, 2021, PALAC and PLAZ entered into the Excluded Business Reinsurance Agreement, which was effective as of December 1, 2021, and pursuant to which PLAZ assumed from PALAC (a) on a coinsurance basis, 100% of all liabilities of PALAC arising out of or resulting from the insurance or annuity policies and contracts issued, assumed or entered into by PALAC with respect to the Excluded Business as of and subsequent to the effective date of the Excluded Business Reinsurance Agreement (the “Reinsured Contracts”), but excluding amounts to be paid by PALAC with respect to surrenders, annuitization payments, death benefits, compensation or any other amounts with respect to such Reinsured Contracts that by the terms of such Reinsured Contracts contemplate payment from the separate accounts (the “Separate Account Liabilities”) and (b) on a modified coinsurance basis, 100% of the Separate Account Liabilities. The Excluded Business will continue to be administered by PICA following the closing of the transactions contemplated by the Stock Purchase Agreement.

Third Party Administration Agreement

On April 1, 2022, PALAC and PICA entered into the Third Party Administration Agreement pursuant to which PICA will, itself, through its affiliates or through subcontractors, provide agreed upon administrative services for substantially all of the Business other than certain services to be provided under a Business Underwriting Agreement and certain scheduled excluded services. The scope of and standard of services to be provided by PICA are customary for an arrangement of this type and similar to the scope and standard of services provided to Prudential’s legacy variable and fixed annuity business. Pursuant to the Third Party Administration Agreement, PALAC will pay PICA a monthly fee.

109 Plan Third Party Administration Agreement

On April 1, 2022, PALAC and PICA entered into the 109 Plan Third Party Administration Agreement pursuant to which PICA will, itself, through its affiliates or through subcontractors, provide agreed upon administrative services for the business relating to certain policies within the 109 Plan, other than certain services to be provided under the Business Underwriting Agreement and certain scheduled excluded services. The scope and standard of services to be provided by PICA are customary for an arrangement of this type and similar to the scope and standard of services provided to Prudential’s legacy variable and fixed annuity business. Pursuant to the 109 Plan Third Party Administration Agreement, PALAC will pay PICA a monthly fee.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the transactions contemplated by the Stock Purchase Agreement, effective April 1, 2022, Prudential, along with certain of its affiliates, and PALAC terminated certain intercompany agreements relating to tax sharing, investments and general internal administration.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The transactions described under the Introductory Note of this Current Report on Form 8-K, which is incorporated herein by reference, included the following steps: (1) the acquisition by Fortitude Holdings of all the Shares; (2) the transfer (a) by Prudential or its affiliates to PALAC of certain liabilities arising under or relating to the Business and (b) by PALAC to Prudential or one of its affiliates of certain assets not used or held for use exclusively in the operation or conduct of the Business and certain liabilities; (3) the reinsurance of the Excluded Business from PALAC to PLAZ; and (4) the payment of one or more dividends or other distributions paid in cash or other mutually agreed assets declared and lawfully paid by PALAC to Prudential of $756,519,519.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K with respect to the transaction contemplated by the Stock Purchase Agreement is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors:

Resignation of Directors

In accordance with the terms of the Stock Purchase Agreement, on April 1, 2022, effective as of the closing of the transactions contemplated by the Stock Purchase Agreement, each of Robert E. Boyle, Caroline A. Feeney, Nandini Mongia, Dylan J. Tyson and Candace J. Woods resigned from the board of directors of PALAC.

Appointment of Directors and Committee Appointments

In accordance with the terms of the Stock Purchase Agreement, on April 1, 2022, effective as of the closing of the transaction contemplated by the Stock Purchase Agreement, Fortitude Holdings, as sole shareholder of PALAC, appointed James Bracken, Ciara A. Burnham, Douglas A. French, Richard Patching, Brian T. Schreiber, Kai Talarek and Samuel J. Weinhoff to the board of directors. Effective as of the effective time of the transactions contemplated by the Stock Purchase Agreement, the directors identified below were designated and appointed to the following committees of the Company’s board of directors:

Audit Committee:

Douglas A. French

Richard Patching

Samuel J. Weinhoff

Nominating and Compensation Committee:

Douglas A. French

Richard Patching

Samuel J. Weinhoff

Biographical information for each of PALAC’s directors is set forth below:

James Bracken, 55, President, Chief Executive Officer and Director. James Bracken has served as the President, CEO and a Director of PALAC since April 1, 2022. He also serves as a Director and the Chief Executive Officer of Fortitude Re, positions he has held since 2020 and 2018, respectively. Prior to joining Fortitude Re, Mr. Bracken spent nearly 20 years in finance related positions in the insurance industry in both Europe and the United States. He most recently was the Chief Financial Officer of General Insurance at AIG, a position he held from 2012 to 2018. Before joining AIG, Mr. Bracken spent eight years, from 1998 to 2006, at General Electric, where he held finance positions at Employers Reinsurance Corporation, GE Frankona and GE Capital in Kansas, Munich and Stamford. Prior to that, he worked for 10 years in the audit and business advisory practice of Arthur Andersen, both in the UK and Chicago. Mr. Bracken has served as a member of the board of directors of various U.S., Canadian, European and Asian insurance companies. Mr. Bracken is a graduate of Durham University, United Kingdom and qualified as a chartered accountant in the UK. We believe Mr. Bracken is a valuable member of our board because of his experience in leadership roles at other companies in the insurance industry.

Ciara A. Burnham, Director. Ciara A. Burnham has served as a Director of PALAC since April 1, 2022. Ms. Burnham also serves as a Director of Fortitude Re. In addition to her role as a Director of PALAC, Ms. Burnham is a financial services executive, board director and investor with three decades of experience across the industry. Ms. Burnham serves on the boards of several financial services and fintech companies, and also works with non-profit organizations focused on ESG, social impact and education. Ms. Burnham spent two decades as a Senior Managing Director with Evercore, the global investment bank, where she worked across both the investment banking and investment management businesses. Ms. Burnham joined Evercore shortly after its inception and played a significant leadership role in the build-out of the firm’s presence on a global basis. She has worked with early stage fintech companies as a senior advisor and partner with QED, a leading venture capital firm. Earlier in her career, Ms. Burnham was an equity research analyst with Sanford Bernstein and a consultant with McKinsey. Ms. Burnham received an A.B. cum laude from Princeton University and an M.B.A. with honors from Columbia Business School. She serves as Chair of the Board of Trustees for EDC, a leading non-profit working globally in education, healthcare and economic opportunity. Ms. Burnham is a member of the Advisory Boards of the Tamer Center for Social Enterprise and the Program for Financial Studies at Columbia Business School. We believe Ms. Burnham is a valuable member of our board because of her experience in the financial services industry and her work with non-profit organizations focused on ESG, social impact and education.

Douglas A. French, Director. Douglas A. French has served as a Director of PALAC since April 1, 2022. Mr. French serves on the Audit Committee and the Nominating and Compensation Committee. Mr. French also serves as a Director of Fortitude Re. In addition to his role as a Director of PALAC, Mr. French is the recent Managing Principal of the Insurance and Actuarial Advisory Services practice of Ernst & Young LLP’s Financial Services Organization. Mr. French has spent more than 35 years in actuarial consulting. Before joining Ernst & Young LLP in 1999, he was a principal and global practice director of a major actuarial consulting firm. As a senior consultant, Mr. French has drawn on his global experiences to assist life, health and property/casualty clients in mergers and acquisitions, strategic planning, enterprise risk and capital management, financial reporting and management, financial projections and modeling and distribution economics and effectiveness. Throughout his career, he has not only maintained his technical actuarial skills, but has also strived to understand the broader strategic implications and drivers for the insurance industry and its participants. His deep understanding of the industry allows him to translate concepts and business models into active strategies and tactics for his clients. Mr. French is a frequent speaker at industry seminars and author in industry publications. He is also a former Corporate Advisory Council member of the International Association of Black Actuaries, a College of Natural Sciences Advisory Council participant at the University of Texas at Austin and an Emeritus Trustee of The Actuarial Foundation. In 2018, Mr. French received the Society of Actuaries Distinguished Service Award for significant contributions to the actuarial profession. Mr. French holds a B.S. in Mathematics from the University of Texas at Austin. We believe Mr. French is a valuable member of our board because of his robust experience in actuarial consulting.

Richard Patching, Director. Richard Patching has served as a Director of PALAC since April 1, 2022. Mr. Patching serves on the Audit Committee and the Nominating and Compensation Committee. Mr. Patching also serves as a Director of Fortitude Re. In addition to his role as a Director of PALAC, Mr. Patching is a Chartered

Accountant and member of both the Bermuda and England & Wales Institutes. For almost 25 years Mr. Patching was a partner with PricewaterhouseCoopers (PwC) providing audit and advisory services to Bermuda’s insurance and reinsurance industry, including several of its largest companies. In addition to conducting audits of statutory and regulatory filings, Mr. Patching led a wide range of assignments focused on, among other things, analyzing enterprise risk and providing internal audit services to a number of insurance entities. Mr. Patching was also appointed Territory Assurance Leader and subsequently acted as Managing Partner of the firm. For several years, he represented the Bermuda firm as a member of PwC’s Global Insurance Leadership Team. Mr. Patching retired from PwC Bermuda in June 2014. He resides in Bermuda. We believe Mr. Patching is a valuable member of our board because of his experience working closely with companies in Bermuda’s insurance and reinsurance industry.

Brian T. Schreiber, Director. Brian T. Schreiber has served as a Director of PALAC since April 1, 2022. Mr. Schreiber also serves as a Director of Fortitude Re. In addition to his role as a Director of PALAC, Mr. Schreiber is a Managing Director and Head of Carlyle Insurance Solutions, a business unit at Carlyle. Prior to joining Carlyle, Mr. Schreiber spent 20 years at AIG in a variety of senior executive roles, including: Chief Strategy Officer, Deputy Chief Investment Officer, and Global Treasurer, and was a member of AIG’s Operating Committee, Group Risk Committee and Investment Committee. He served as a board member of United Guaranty, AIG’s mortgage insurance subsidiary, and Varagon Capital, AIG’s middle market direct lending joint venture. Mr. Schreiber was a key member of AIG’s executive leadership team that engineered and executed AIG’s successful restructuring and recapitalization. He led AIG’s divestiture, hedging and capital markets activities coming out of the financial crisis, executing over 120 transactions in debt, equity and M&A and raising over $200 billion. Prior to the 2008 financial crisis, Mr. Schreiber was responsible for leading approximately $60 billion of acquisitions and strategic investments for AIG, including SunAmerica, American General and Edison Insurance Japan. Prior to AIG, Mr. Schreiber invested in financial services companies for the Bass Brothers, was an investment banker in Lehman Brothers’ Financial Institutions Group, and started his career as a research associate for Booz Allen Hamilton. Mr. Schreiber holds a B.S. from New York University’s Stern School of Business and an M.B.A. from Columbia Business School, and he is a member of the Council on Foreign Relations. We believe Mr. Schreiber is a valuable member of our board because of his experience as an executive at other companies in the insurance industry and his general knowledge of the financial services industry.

Kai Talarek, 53, Senior Vice President, Chief Financial Officer and Director. Kai Talarek has served as the Senior Vice President, Chief Financial Officer and a Director of PALAC since April 1, 2022. He also serves as the Chief Financial Officer of Fortitude Re, a position he has held since 2020. Prior to joining Fortitude Re, Mr. Talarek spent more than 20 years in the financial services sector in the United States. He most recently was a partner in the insurance practice of management consultant Oliver Wyman in New York, a position he held from 2006 to 2020. While at Oliver Wyman, Mr. Talarek focused on complex risk, finance and strategy issues for insurers. Before joining Oliver Wyman, Mr. Talarek was a Vice President in the Treasury department of American Express, a position he held from 2004 to 2006, Vice President of Strategy at Zurich Re, a position he held from 2000 to 2001 and an engagement manager at Mitchell Madison Group in New York and San Francisco, CA, a position he held from 1997 to 2000. Mr. Talarek holds an M.S. in Mechanical Engineering from RWTH Aachen, Germany and an M.B.A. from UC Berkeley in California. We believe Mr. Talarek is a valuable member of our board because of his robust experience in the financial services sector and insurance industry.

Samuel J. Weinhoff, Director. Samuel J. Weinhoff has served as a Director of PALAC since April 1, 2022. Mr. Weinhoff serves on the Audit Committee and the Nominating and Compensation Committee. Mr. Weinhoff also serves as a Director of Fortitude Re. In addition to his role as a Director of PALAC, Mr. Weinhoff has been an independent consultant to the insurance industry since 2000. Mr. Weinhoff began his insurance career at the Home Insurance Company in 1976 as a corporate planning analyst. He rose to the head of the corporate planning, reporting and analysis department and later became an excess casualty treaty reinsurance underwriter. Mr. Weinhoff joined the investment department of the Reliance Insurance Company in 1980. While there, he had responsibility for investing in financial institution equities. Mr. Weinhoff joined Lehman Brothers in 1985, first as an equity research analyst covering the insurance industry and later as an Investment Banker focused on insurance. In 1997, he joined Schroders & Co. as head of their U.S. financial institutions effort. Mr. Weinhoff has served on the board of directors of Infinity Property Casualty, one of the largest U.S. Hispanic auto insurers. He became head of their Audit Committee in 2008 and Lead Director in 2015. Mr. Weinhoff joined the board of directors of Allied World in 2006, where he has served as Chair of the Compensation Committee and a member of the Risk, Audit, Investment and Executive Committee. Mr. Weinhoff holds a B.A. in Economics from the University of Illinois and an M.B.A. from the Wharton School. We believe Mr. Weinhoff is a valuable member of our board because of his prior board experience and general knowledge of the insurance and reinsurance industry.

There are no family relationships among any of PALAC’s directors and executive officers. None of PALAC’s directors is a party to any material plan, contract or arrangement (whether or not written) with PALAC, there are no arrangements or understandings between such persons and any other person pursuant to which they were selected to serve as a member of PALAC’s board of directors, they are not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, and there are no material plans, contracts or arrangements (whether or not written) to which the director participates that was entered into or materially amended in connection with the director’s appointment.

Officers:

Resignation of Officers

In accordance with the terms of the Stock Purchase Agreement, on April 1, 2022, effective as of the closing of the transaction contemplated by the Stock Purchase Agreement, Dylan J. Tyson (President and Chief Executive Officer), Robert E. Boyle (Chief Financial Officer), Scott G. Pelkola (Chief Investment Officer), Judy R. Bartlett (Chief Compliance Officer), Lynn Stone (Chief Legal Officer), Timothy C. Dees (Legal Entity Risk Officer), Richard H. Kirk (Corporate Counsel) and Kristine A. Maurer (Chief Compliance Officer) resigned from their respective positions at PALAC.

Appointment of Officers

On April 1, 2022, effective as of the closing of the transactions contemplated by the Stock Purchase Agreement, the following individuals were appointed as executive officers of PALAC as set forth in the table below:

James Bracken	President and Chief Executive Officer

Kai Talarek	Senior Vice President and Chief Financial Officer

Andrew Sooboodoo	Senior Vice President and Chief Risk Officer

Jeffrey Mauro	Senior Vice President and Chief Investment Officer

Sean F. Coyle	Senior Vice President and Chief Operating Officer

Jeffrey S. Burman	Senior Vice President, General Counsel and Secretary

Biographical information for each of PALAC’s executive officers is set forth below:

Biographical information for Mr. Bracken and Mr. Talarek can be found above in the biographical information for PALAC’s directors.

Andrew Sooboodoo, 35, Senior Vice President and Chief Risk Officer. Andrew Sooboodoo has served as the Senior Vice President and Chief Risk Officer of PALAC since April 1, 2022. He also serves as the Chief Risk Officer of Fortitude Re, a position he has held since 2019. Mr. Sooboodoo has more than 10 years of experience in the (re)insurance industry including pricing, capital and valuation across a broad range of products. Prior to his role at Fortitude Re, Mr. Sooboodoo worked at Legal & General Reinsurance Company as the Chief Risk Officer, a position he held from 2014 to 2019. He also served in other roles across various groups during his 11 year tenure at Legal & General Reinsurance Company, including as an actuary. He has worked in Bermuda, the United Kingdom and the United States. Mr. Sooboodoo is a Fellow of the Institute of Actuaries and holds a B.S. in Actuarial Science from the University of Southampton.

Jeffrey Mauro, 35, Senior Vice President and Chief Investment Officer. Jeffrey Mauro has served has the Senior Vice President and Chief Investment Officer at PALAC since April 1, 2022. Mr. Mauro also serves as the Chief Investment Officer at Fortitude Re, a position he has held since 2018. From 2013 to 2018, Mr. Mauro worked in the Asset Management Group at AIG, most recently serving as head of the Cross Asset Initiatives team, where he developed and implemented processes to facilitate asset allocation decisions for AIG’s investment portfolio. In 2013, Mr. Mauro began his tenure at AIG in the Investments Business Strategy team, where he worked to execute the divestiture of certain holdings that were deemed no longer core to AIG’s overall business. Prior to that, Mr. Mauro worked in investment banking, helping financial institutions to execute capital raising and M&A transactions at Macquarie Capital (USA) Inc. and FBR & Co. Mr. Mauro holds a B.S. in Finance and Accounting from Georgetown University. He is a Chartered Financial Analyst (CFA) Charterholder.

Sean F. Coyle, 46, Senior Vice President and Chief Operating Officer. Sean Coyle has served as the Senior Vice President and Chief Operation Officer of PALAC since April 1, 2022. Mr. Coyle also serves as the Chief Operating Officer of Fortitude Re, a position he has held since 2018. Mr. Coyle brings approximately 20 years of operations and technology experience in the financial services industry, with deep knowledge in the insurance industry as both an operations and technology executive. From 2012 to 2018, Mr. Coyle was the Global Head of Finance Operations and Reengineering at AIG, where he was tasked with defining and implementing the vision, strategy, and plan for the global finance target operating model with a key focus on the use of shared services. Mr. Coyle was responsible for the creation and oversight of AIG’s global Finance Centers in India, as well as regional Finance Centers in Eastern Europe and South America. In addition to operational responsibilities, his team delivered strategic transformation capabilities across finance, including the oversight and management of change programs, reengineering and process automation, robotics, operating model strategy and strategic project execution. Prior to joining AIG in 2012, Mr. Coyle was Senior Vice President of Global Operations & Reengineering at ACE Group (now Chubb), where he was a member of the operations leadership team with global responsibility for the strategy, vision and execution of the operations function. Prior to joining ACE Group in 2006, Mr. Coyle was a Senior Manager with BearingPoint Inc. in the Financial Services practice and a Lead Application Developer and Architect with Proxicom, Inc. Mr. Coyle holds a B.S. in Computer Science from Florida State University.

Jeffrey S. Burman, 53, Senior Vice President, General Counsel and Secretary. Jeffrey Burman has served as the Senior Vice President, General Counsel and Secretary of PALAC since April 1, 2022. Mr. Burman also serves as the General Counsel of Fortitude Re, a position he has held since 2018. Mr. Burman brings more than 20 years of broad legal experience in the areas of insurance and reinsurance-related transactions, regulatory matters and dispute resolution. Previously, he served as Chief Reinsurance Legal Officer and Deputy General Counsel for General Insurance at AIG, a position he held from 2008 to 2018. In this position, he led the legal function for various groups, including Reinsurance, Multinational, Insurance Company Governance and the Canada, Bermuda and Latin America regions. Prior to joining AIG in 2008, Mr. Burman practiced at two leading New York law firms where he represented insurers and reinsurers, investment banks and investors in (re)insurance transactions, including M&A, insurance-linked securitizations and reinsurance contract drafting and dispute resolution. Mr. Burman holds a J.D. from Rutgers University School of Law, where he served on the Rutgers Law Journal, following which he served an appellate court clerkship in New Jersey. Mr. Burman is a member of the bars of New York and New Jersey.

There are no family relationships among any of PALAC’s directors and executive officers. None of PALAC’s executive officers is a party to any material plan, contract or arrangement (whether or not written) with PALAC, there are no arrangements or understandings between such persons and any other person pursuant to which they were selected to serve as an officer of PALAC, they are not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, and there are no material plans, contracts or arrangements (whether or not written) to which the officer participates that was entered into or materially amended in connection with the officer’s appointment.

Item 7.01.	Regulation FD Disclosure.

On April 1, 2022, Prudential Financial, Inc. and Fortitude Holdings issued a joint press release announcing the closing of the transactions contemplated by the Stock Purchase Agreement. The full text of the joint press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Exhibit 99.1 is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Information

Certain of the statements included in this communication, such as those regarding Fortitude Re’s strategy and PALAC with respect to the products it offers and the growth prospects and market sensitivity of its business constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Fortitude Re and its subsidiaries (including PALAC). There can be no assurance that future developments affecting Fortitude Re and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements. Certain important factors that could cause actual results for PALAC (and Fortitude Re following the acquisition) to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in PALAC’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Forward looking statements speak only as of the date made, and Fortitude undertakes no obligation to update or correct any particular forward-looking statement included in this document.

This communication does not constitute an offer of novation or exchange with respect to any insurance policies or contracts nor does it constitute an offer for sale or a solicitation of an offer to buy any security.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Joint Press Release of Prudential Financial, Inc. and Fortitude Group Holdings, LLC, dated April 1, 2022.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prudential Annuities Life Assurance Corporation

By:	/s/ Jeffrey S. Burman
Name:	Jeffrey S. Burman
Title:	Senior Vice President, General Counsel & Secretary

Date: April 7, 2022